Exhibit 24

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of December, 2016.

/s/ Jack J. Allen
Jack J. Allen

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of December, 2016.

/s/ John M. Ballbach
John M. Ballbach

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 16th day of December, 2016.

/s/ John S. Bode
John S. Bode

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of December, 2016.

/s/ William M. Cook
William M. Cook

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of December, 2016.

/s/ Jeffrey H. Curler
Jeffrey H. Curler

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of December, 2016.

/s/ Shane D. Fleming
Shane D. Fleming

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of December, 2016.

/s/ Ian R. Friendly
Ian R. Friendly

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of December, 2016.

/s/ Janel S. Haugarth
Janel S. Haugarth

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of December, 2016.

/s/ Mae C. Jemison
Mae C. Jemison

The Valspar Corporation

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of The Valspar Corporation, a Delaware corporation, does hereby make, constitute and appoint Rolf Engh and James L. Muehlbauer, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of December, 2016.

/s/ David R. Lumley
David R. Lumley